SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
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June 6, 2006

Date of Report (Date of earliest event reported)

U.S. Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10238 (Commission File Number)	52-1216347 (I.R.S. Employer Identification No.)

545 Madison Avenue
New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 588-8901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On June 7, 2006, we filed a Current Report on Form 8-K (the “Original Report”) disclosing that: “Beginning on or about June 6, 2006, one or more of our officers will make slide presentations to potential lenders to GBGH, LLC, our majority owned subsidiary. The loans are to be made in connection with the financing required for our acquisition, through our majority owned subsidiaries, of certain energy assets in the United Kingdom (the “Transaction”). The slide presentation contains, among other things, forward-looking information about the Transaction."

This amendment is filed to replace slide no. 8 (the “Changed Slide”) which was furnished as part of the Original Report. Though all the slides have been refurnished with Exhibit 99.1 included in this amendment, there have not been changes, except for the Changed Slide, to such slides. Accordingly, the material elements of the slides that were used in the presentations are attached to this amendment as Exhibit 99.1.

The information in this Current Report on Form 8-K/A (including the exhibit hereto) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K/A will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. We do not undertake to update the information in this report.

No assurance can be given that the Transaction or the financing contemplated by these slides will be completed and, if completed, that they will be completed on the terms described or that the Transaction will be profitable to us. For further information regarding the risks, capital requirements and other matters pertaining to the Transaction, we direct your attention to our Quarterly Report on Form 10-Q for the period ended March 31, 2006 (and in particular, “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources”, “Risk Factors” and Note Q to the condensed consolidated financial statements) and our Annual Report on Form 10-K for the year ended December 31, 2005 (and in particular, “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources”, “Risk Factors” and Note Z to the consolidated financial statements)(all of the foregoing referred to collectively as the "Prior Reports").Some of the information in the slides, and in particular, the amount of the contemplated borrowings, which has increased from the amount contemplated by the Prior Reports, may supersede the information in the Prior Reports.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit
99.1	Slide presentation to be used beginning June 6, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Energy Systems, Inc.

By: /s/ Henry N. Schneider
Henry N. Schneider, President

Dated: June 9, 2006